Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
Fremont General Corporation
Debtor

CHAPTER 11 (BUSINESS)

Case Number:	8:08-bk-13421

Operating Report Number:	15

For the Month Ending:	31-Aug-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		23,714,908

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		23,711,480

3. BEGINNING BALANCE:		3,428

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	993,000

TOTAL RECEIPTS THIS PERIOD:		993,000

5. BALANCE:		996,428

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		993,259

7. ENDING BALANCE:		3,170

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.
IA

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
8/5/2009	wire	David S. Depillo	Director Fees		$5,833	$5,833
8/5/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
8/5/2009	wire	John Charles Loring	Director Fees		5,833	5,833
8/5/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
8/5/2009	wire	Barney Northcote	Director Fees		5,833	5,833
8/5/2009	wire	Kurtzman Carson Consultants	Professional fees		9,568	9,568
8/5/2009	wire	Bocarsly Emden Cowan	Professional fees		15,717	15,717
8/5/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
8/5/2009	6000000453	LA Fine Arts	A/P vendor payments		330	330
8/5/2009	6000000454	Mellon Investor Services LLC	A/P vendor payments		2,931	2,931
8/5/2009	6000000455	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		5,750	5,750
8/5/2009	6000000456	Stephen H. Gordon	Director Fees		5,833	5,833
8/12/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		460	460
8/12/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		3,214	3,214
8/12/2009	wire	Thomson Financial	A/P vendor payments		8,052	8,052
8/12/2009	wire	FTI Consulting	Professional fees		105,445	105,445
8/12/2009	wire	Patton Boggs LLP	Professional fees		118,685	118,685
8/19/2009	wire	Shareholder.com	A/P vendor payments		885	885
8/19/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		2,321	2,321
8/19/2009	wire	Solon Group, Inc.	Professional fees		2,613	2,613
8/19/2009	wire	Caldwell Law Firm	Professional fees		3,502	3,502
8/19/2009	wire	CRG Partners Group LLC	Professional fees		4,073	4,073
8/19/2009	wire	Willenken Wilson Loh and Lieb LLP	Professional fees		5,360	5,360
8/19/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		85,062	85,062
8/19/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		123,944	123,944
8/19/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		201,980	201,980
8/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,769	2,769
8/26/2009	wire	Caldwell Law Firm	Professional fees		14,184	14,184
8/26/2009	wire	CRG Partners Group LLC	Professional fees		20,026	20,026
8/26/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		191,817	191,817
8/26/2009	6000000457	Environetics	A/P vendor payments		19	19
8/26/2009	6000000458	Iron Mountain Records Mgmt Inc	A/P vendor payments		875	875
8/26/2009	6000000459	West Payment Center	A/P vendor payments		3,676	3,676
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$993,259	$993,259

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IA p2

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2009	Balance on Statement:	$11,897

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

6000000451	7/29/2009	2,000
6000000456	8/5/2009	5,833
6000000457	8/26/2009	19
6000000458	8/26/2009	875

TOTAL OUTSTANDING CHECKS:			$8,727

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,170

IA p3

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,128,319

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		9,788,989

3. BEGINNING BALANCE:		28,339,328

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	—

Interest Income	2,841

TOTAL RECEIPTS THIS PERIOD:		2,841

5. BALANCE:		28,342,169

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)		993,000

Disbursements (from page 5)		3,374

7. ENDING BALANCE:		27,345,796

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s): xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105
IB

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount

8/5/2009	wire	Fremont General Corporation	Bank account transfer	$94,000		$94,000
8/12/2009	wire	Fremont General Corporation	Bank account transfer	236,000		236,000
8/19/2009	wire	Fremont General Corporation	Bank account transfer	429,000		429,000
8/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,374	3,374
8/26/2009	wire	Fremont General Corporation	Bank account transfer	234,000		234,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$993,000	$3,374	$996,374

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IB p2

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2009			Balance on Statement:	$27,345,796

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$27,345,796

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment
IB p3

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES
FOR THE REPORTING PERIOD: August 31, 2009

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

II - III

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD: 8/31/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:	3,170

	Money Market Account:	27,345,796

	Payroll Account: (1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			27,348,966

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.
ID

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	1,150	—	—
31 - 60 days	—	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819

TOTAL:	7,423	118,819	—

V. INSURANCE COVERAGE

				Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Policy Expiration Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-10/01/09	10/1/09
Continental Casualty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Liberty Mutual	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Platte River	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess E&O	5,000,000	4/01/09-10/01/09	10/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10
IV, V, VI

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		35,751		35,751	—

IV, V, VI

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing	Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month

No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order
	Authorizing		Amount Paid During
Name of Insider	Compensation	Description	the Month

Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833
VII - VIII

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	8/31/09	6/19/08-8/31/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation — regular (intercompany allocation)	110,149	1,931,305

Compensation — group insurance		—

Compensation- 401(k)/ESOP/Incentive	629	(1,706,963)

Occupancy	1,205	507,735

Payroll Taxes		—

Other Taxes (Itemize)		—

Information systems		33,967

Advertising and promotion		23,635

Telecom		(115)

Travel		2,670

Printing and supplies	1,280	29,297

Postage		(29,156)

All other	44,818	302,109

Depreciation and Amortization	287	22,118

Rent Expense — Real Property		—

Lease Expense — Personal Property		—

Insurance	162,856	2,349,137

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	321,224	3,465,739

Net Gain/(Loss) from Operations	(321,224)	(3,465,739)

Non-Operating Income:
Interest Income	2,841	222,441

Net Gain on Sale of Assets (Itemize)		—

Other — Equity in Earnings of Subsidiaries	(1,354,466)	129,788,603

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(1,351,625)	129,935,768

Non-Operating Expenses:
Interest Expense (1)	23,914	344,362

Legal and Professional (Itemize) (2)	941,428	12,705,526

Other (Itemize)	—	—

Total Non-Operating Expenses	965,342	13,049,888

NET INCOME/(LOSS)	$(2,638,191)	$113,420,141

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.
IX

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS

Current Assets:
Unrestricted Cash	$27,348,966

Accounts Receivable	118,819

Intercompany Receivable	609,039

Prepaid Expenses	3,128,725

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,937,648

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		46,235,974

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(16,348)

Net Property, Plant, and Equipment		152,648

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,928

Investment in Subsidiary	414,371,628

Total Other Assets		414,386,556

TOTAL ASSETS		$460,775,178

LIABILITIES
Post-petition Liabilities:
Accounts Payable	7,423

Accruals (1)	2,719,661

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	10,164,088

Total Post-petition Liabilities		12,891,172

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	341,761,457

Total Pre-petition Liabilities		341,761,457

TOTAL LIABILITIES		354,652,629

EQUITY:
Pre-petition Owners’ Equity	(17,535,317)

Post-petition Profit/(Loss)	113,420,141

Direct Charges to Equity	10,237,725

TOTAL EQUITY		106,122,549

TOTAL LIABILITIES & EQUITY		$460,775,178

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.
X

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	No ☑	Yes ☐

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

		No ☑	Yes ☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

During the reporting period, the Official Committee of Unsecured Creditors filed a chapter 11 plan and disclosure statement [Docket Nos. 870-871] and the Official Committee of Equity Holders filed a competing amended plan and disclosure statement [Docket Nos. 875-876]. Furthermore, a pro se shareholder and purported creditor filed a “plan” without any disclosure statement [Docket No. 923].

4.	Describe potential future developments which may have a significant impact on the case:

A hearing is scheduled for September 17, 2009 regarding the two official committees’ respective disclosure statements and the Creditors Committee’s motion to establish certain solicitation and confirmation procedures [Docket No. 927]. The Debtor understands that one or both committees may file further amended plans and/or disclosure statements prior to or after that hearing.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	No ☑	Yes ☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.
XI